----------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         February 28, 2001
                                                --------------------------------

                          United Investors Realty Trust
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Texas                       001-13915             76-0265701
-------------------------------       ------------        ----------------------
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)         Identification No.)

      5847 San Felipe, Suite 850
              Houston, TX                         77057
---------------------------------------       ------------
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:    (713) 781-2860
                                                      ----------------

                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS

     As of February 28, 2001, the registrant amended its Credit Agreement with Wells Fargo Bank, National Association. Under the amendment, among other modifications, (i) the maturity of the agreement was extended to July 31, 2001;
(ii) the registrant may now borrow up to 65% of a formula based calculation of the registrant's value and (iii) the interest rate on outstanding borrowings was set at 175 basis points over selected LIBOR rates (iv) the commitment amount was reduced.

     In addition to approximately $20,315,000 in borrowings as of February 28, 2001, the registrant is also contingently obligated under one unfunded letter of credit totaling approximately $1,264,000.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

Exhibit No.       Description

     10.44 Sixth Modification of Credit Agreement dated as of February 28, 2001 made by and between Wells Fargo Bank, National Association and United Investors Realty Trust.


                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               UNITED INVESTORS REALTY TRUST
                                                (Registrant)

                               By:   /s/  R. Steven Hamner
                                     --------------------------
                                     R. Steven Hamner
                                     Vice President and Chief Financial Officer
                                     (Principal Accounting Officer)

Date:  March 13, 2001



                                 EXHIBIT INDEX

EXHIBIT NO.              DESCRIPTION

 10.44                   Sixth  Modification of Credit  Agreement dated February
                         28, 2001


WELLS FARGO BANK, NATIONAL ASSOCIATION
Real Estate Group (AU #2199)
1000 Louisiana, 4th Fl.
Houston, TX  77002

Attn: Margarita Mitas
Loan No.  4277


                     SIXTH Modification OF CREDIT AGREEMENT
                                  Secured Loan

THIS SIXTH MODIFICATION OF CREDIT AGREEMENT ("Sixth Modification Agreement") dated as of February ___, 2001, effective as of January 31, 2001, is entered into by and between WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender"), and UNITED INVESTORS REALTY TRUST, a Texas real estate investment trust ("Borrower").

                                    RECITALS

A. Borrower and Lender entered into a certain Revolving Credit Agreement dated as of August 25, 1998, under which Lender made a revolving credit facility available to Borrower in the maximum outstanding principal amount of THIRTY MILLION AND NO/100th DOLLARS ($30,000,000.00) (as amended, the "Credit Facility"). The Revolving Credit Agreement has been previously amended by the following: (i) First Modification Agreement, dated as of January 25, 1999; (ii) Second Modification Agreement dated as of April 21, 1999; (iii) Third Modification of Credit Agreement, dated as of December 13, 1999; (iv) Fourth Modification of Credit Agreement, dated as of December 13, 1999 (the "Fourth Modification Agreement"); (v) modification letter agreement dated as of February 29, 2000; (vi) modification letter agreement dated as of May 25, 2000; and Fifth Modification of Credit Agreement, dated as of July 14, 2000 (the "Fifth Modification") (the Revolving Credit Agreement referenced above and such documents listed as items (i) through (vii) are collectively referred to herein as the "Original Credit Agreement").


B. Pursuant to the Fourth Modification Agreement and upon the terms stated therein, the Credit Facility was increased to $36,500,000.00.

C. The Credit Facility is evidenced by a promissory note dated, as of August 25, 1998, executed by Borrower in favor of Lender, in the principal amount of $30,000,000.00 ("First Note") and a Note dated as of December 13, 1999, in the amount of $6,500,000.00 (the "Second Note"). The First Note and the Second Note are referred to collectively herein as the "Revolving Credit Notes". The Credit Facility is further evidenced by the documents described in the Original Credit Agreement as the Loan Documents.

D.   The Revolving  Credit Notes are secured by, among other  things,  those six
     (6) Deeds of Trust and Security Agreements executed by Borrower, as Grantor to Stephen P. Prinz, as Trustee, in favor of Lender (the "Deeds of Trust") and those six (6) Assignments of Rents and Leases (the "Assignments of Rents") which are more particularly described on Exhibit A attached hereto. Certain of the Deeds of Trust and Assignments of Rents were amended by that certain First Amendment to Deeds of Trust and Assignments of Rents, dated as of December 13, 1999, which was recorded as described on Exhibit A.

E. The Revolving Credit Notes, the Original Credit Agreement, the Deeds of Trust, the Assignment of Rents, this Sixth Modification Agreement and the other documents described in the Original Credit Agreement as Loan Documents, together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the "Loan Documents".

F. By this Sixth Modification Agreement, Borrower and Lender intend to modify and amend certain terms and provisions of the Credit Facility and the Loan Documents. All capitalized terms not expressly defined herein shall have the meanings for such terms as set forth in the Original Credit Agreement. All references herein to Sections shall mean Sections in the Original Credit Agreement unless otherwise indicated.

NOW, THEREFORE, Borrower and Lender, for good and valuable consideration, the receipt and sufficiency of which are acknowledged and confessed, and each intending to be legally bound, agree as follows:

1. CONDITIONS PRECEDENT. The following are conditions precedent to Lender's obligations under this Sixth Modification Agreement:

     1.1 Receipt by Lender of the executed originals of this Sixth Modification Agreement, the authorization items described in Sections 5.1 (g) - (l) to the Original Credit Agreement relating to this Sixth Modification Agreement, as applicable, and any and all other documents and agreements which are required by this Sixth Modification Agreement or by any other Loan Document, each in form and content acceptable to Lender;

     1.2 Recordation in the Real Property Records of the County where each of the Properties is located of any documents which are required to be recorded by this Sixth Modification Agreement or by any other Loan Document (if any);

     1.3 Reimbursement to Lender by Borrower of Lender's costs and expenses incurred in connection with this Sixth Modification Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees, attorneys' fees, appraisal, environmental reports, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Lender's employees or agents or by independent contractors;

     1.4  The   representations   and   warranties   contained   in  this  Sixth
          Modification Agreement are true and correct;

     1.5 Receipt by Lender of a Reaffirmation of Guaranty by all existing Guarantors substantially in the forms attached as Exhibits C-1 and C-2, as applicable, to this Sixth Modification;

     1.6 Payment to Lender in immediately available funds at closing of a modification fee of Ten Thousand and No/100 Dollars ($10,000.00), a Letter of Credit amendment fee of Four Hundred Fifty and No/100 Dollars ($450.00), and a Letter of Credit fee of Two Thousand Four Hundred Seventy Five and 60/100 Dollars ($2,475.60); and

     1.7 Receipt and approval by Lender of a "Nothing Further" Certificate dating from the date of, or a Down-Date Endorsement to, the mortgagee policy of title insurance for each of the Deeds of Trust listed in Exhibit A, issued on behalf of the respective title companies that issued the policies (the "Title Companies") and a Form T-38 Endorsement pursuant to Procedural Rule P-9b(3) (or ALTA equivalent) from each Title Company showing that coverage under such title policy has not been reduced or terminated solely by virtue hereof, and other assurances acceptable to Lender that the priority and validity of the Deeds of Trust have not been and will not be impaired by this Sixth Modification Agreement or the transactions contemplated hereby.

2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that:

     2.1 No Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Sixth Modification Agreement);

     2.2 All representations and warranties herein, in the Original Credit Agreement and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Sixth Modification Agreement;

     2.3 The existing Guarantors executing the Reaffirmations of Guaranty constitute all of the entities required under the Original Credit Agreement to serve as Guarantors of the Credit Facility.

     2.4 Borrower: (a) has knowledge and experience in financial and business matters that enable Borrower to evaluate the merits and risk of the transactions contemplated hereby; (b) is not in a significantly disparate bargaining position with respect to the transactions contemplated hereby; (c) has had adequate opportunity to consult with counsel of its choosing in connection with this sixth modification of the Original Credit Agreement, and (d) has read and fully understands this Sixth Modification Agreement and is executing the same voluntarily.

3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents and which shall for all pertinent purposes be deemed to be effective as of January 31, 2001.

     3.1  Modification  of  Certain  Dates.  The  Maturity  Date  recited in the
          Original Credit Agreement and any of the other Loan Documents are hereby modified to read July 31, 2001. The Revolving Credit Termination Date has expired and will not be extended.

     3.2 Modification of Commitment Amount. The Commitment Amount set forth on the signature page of the Revolving Credit Agreement (originally set at $30,000,000.00 as increased to $36,500,000.00 in the Fourth
          Modification Agreement), is hereby decreased to Twenty Two Million Eight Hundred Fifty Eight Thousand Nine Hundred Thirty One and 70/100 Dollars ($22,858,931.70). The L/C Commitment Amount is hereby decreased to One Million Two Hundred Sixty Four Thousand One Hundred Thirty One and 70/100 Dollars ($1,264,131.70).

     3.3 No Further Advances. Subsection 2.1(a), Section 2.2, Section 2.3 and Subsections 2.14(a) and (c) of the Original Credit Agreement, and
          Section 3.2 of the Fifth Modification are hereby deleted in their entirety. Notwithstanding anything to the contrary contained herein or in the Original Credit Agreement, or the documents executed in connection herewith or therewith, Lender shall have no further obligation to make any additional Revolving Loans to Borrower, to issue any additional Letters of Credit, or to advance any additional sums on or under the Credit Facility. From and after the effective date hereof, the Credit Facility shall be non-revolving.

     3.4 Section 2.14(b) of the Original Credit Agreement is amended and restated in its entirety to read as follows:

          In no event may (i) the expiration date of any Letter of Credit extend beyond the Maturity Date, (ii) a Letter of Credit have an initial duration in excess of one year, or (iii) a Letter of Credit contain an automatic renewal clause.

     3.5 Interest Rate Change. "Adjustable LIBOR Rate" means, with respect to any Interest Period, an interest rate per annum equal to the lesser of
          (a) the sum of (1) the LIBO Rate with respect to such Interest Period plus (2) 1.75% or (b) the Maximum Lawful Rate.

     3.6 No Further Extension Options. Borrower acknowledges that pursuant to the Fifth Modification Agreement, Borrower has no further rights to extend the Revolving Credit Facility.

     3.7 Modification of Form Documents. All Loan Documents and other documents at any time required to be executed or delivered under the Original Credit Agreement in the forms of such documents attached to the Original Credit Agreement as exhibits shall be executed or delivered in such forms, modified as necessary or appropriate to correctly refer to this Sixth Modification Agreement and the modifications effected hereby.

     3.8 Imposition of Property Tax Escrow. The property tax escrow provisions established in Section 3.8 of the Fifth Modification are amended by adding the following provisions:

          On or before February 1 of any calendar year in which any Indebtedness remains outstanding under the Credit Facility, Borrower will make a reasonable and good faith estimate of the annual property taxes for each Pool Property to become due for such year and deliver such estimate to Lender, together with such supporting documentation as Lender may request. Beginning February 1, 2001, and continuing on the first day of each month thereafter so long as any of such Indebtedness remains outstanding, Borrower will make monthly payments to Lender, at its Houston address as set forth at the top of page 1 of this Agreement, separate and apart from any other sums due to Lender under the Loan Documents, for deposit into the Tax Escrow Account, of 1/12th of the amount so estimated for the annual property taxes for each Pool Property to become due for the calendar year to which such estimate applies; so that by the date the property tax payments for such calendar year for each Pool Property are due, the full amount of the annual tax liability for each Pool Property will be fully escrowed in the Tax Escrow Account. On or before November 1 of each such calendar year, Borrower shall provide Lender with copies of Borrower's actual tax bills for each Pool Property, and if the actual property tax liability for each Pool Property for such calendar year exceeds the amount previously estimated by Borrower for such calendar year, then Borrower shall increase such monthly installments in equal amounts so that by the date the property tax payments for such calendar year for each Pool Property are due, the full amount of the annual tax liability for each Pool Property will be fully escrowed in the Tax Escrow Account. The Tax Escrow Account will be an interest bearing account, with all interest on the amounts therein to be retained in the Tax Escrow Account, but to accrue to the benefit of the Borrower, until funds sufficient for the property tax liability for each tax year have been fully funded into the Tax Escrow Account at which time any excess income will be disbursed to Borrower. The escrowed sums shall be repaid to Borrower in time to allow Borrower to pay the real property taxes. The Tax Escrow Account has been pledged as additional collateral for the payment of property taxes on the Pool Properties pursuant to a Pledge Agreement executed in connection with the Fifth Modification Agreement, and Borrower hereby affirms and acknowledges that such Pledge Agreement remains in full force and effect with regards to the Tax Escrow Account and all sums deposited or held therein as modified hereby.

     3.9 Partial Release Provisions. The partial release provisions established in Section 3.9 of the Fifth Modification are amended and restated in their entirety to read as follows:

          Notwithstanding anything to the contrary in the Original Credit Agreement, Borrower and Lender agree as follows:

          (a) Notwithstanding the provisions of Section 4.2(b) of the Original Credit Agreement, Borrower will be entitled to a release of the Mortgage in respect of a Pool Property upon the sale or refinancing of such Pool Property in an arm's-length transaction with an unrelated third party in accordance with the following provisions:

               (i) Lender's receipt of one hundred percent (100%) of the net sales or net refinancing proceeds on each Pool Property, but in no event less than the principal payments required in order to secure the release of each Pool Property are as set forth on Exhibit B attached hereto.

               (ii) Notwithstanding the foregoing,  Lender will release the Pool
                    Property known as the Twin Lakes Shopping Center in exchange for: a) a principal paydown on the Credit Facility in the amount of One Million Three Hundred Thousand and No/100 Dollars ($1,300,000.00); and b) a pledge and collateral assignment of the purchase money note secured by the Twin Lakes Shopping Center in the amount of One Million Five Hundred Twenty Five Thousand and No/100 Dollars ($1,525,000.00) (the "Twin Lakes Note"), and the liens securing such note; provided that the Twin Lakes Note and the security documents securing such note, are acceptable to Lender in form and substance, and the original Twin Lakes Note, duly endorsed to Lender, has been delivered to Lender. The Security Agreement pledging the Twin Lakes Note, and the Collateral Assignment of Note and Liens in recordable form relating thereto, shall be substantially in the forms attached hereto as Exhibits D-1 and D-2. All payments made by Borrower's borrower on the Twin Lakes Note shall be paid to Lender and applied to reduce amounts due on the Credit Facility; and so long as the Twin Lakes Note continues to be pledged to Lender, 100% of net sales or net refinancing proceeds from any Pool Property or Unencumbered Property (defined below) shall be paid to Lender and applied to reduce amounts due on the Credit Facility. Lender will release the pledge of the Twin Lakes Note and return the original thereof to Borrower upon Lender's receipt of funds pursuant to the immediately preceding sentence in the aggregate principal amount of One Million Five Hundred Twenty Five Thousand and No/100 Dollars ($1,525,000.00), together with all accrued but unpaid interest under the Credit Facility relating to such principal amount.

               (iii)At the time of the sale or refinancing of a Pool Property or the Additional Collateral, no Default or Event of Default shall have occurred and be continuing, unless otherwise determined in the sole discretion of the Lender.

               (iv) No Pool  Properties will be released if, after giving effect to such release, the sum of (a) the outstanding principal balance under the Credit Facility plus (b) the face amount of all outstanding Letters of Credit would be greater than the Maximum Loan Availability. In such event, Borrower agrees to deposit in the Collateral Account sufficient cash to completely cash collateralize the outstanding Letters of Credit to the extent that such sum exceeds the Maximum Loan Availability.

               (v) The Borrower gives Lender at least forty-five (45) days' prior written notice.

          (b) The establishment of partial release prices in Section 3.9(a) of this Sixth Modification Agreement is not intended to modify or amend the definition of Maximum Loan Availability under the Original Credit Agreement.

          (c) In addition to payments due to Lender pursuant to Subparagraph 3.9(a)(ii) above, and notwithstanding Lender's receipt of all amounts due as a condition of the release of the pledge of the Twin Lakes Note, upon the sale or refinancing of the Centennial Shopping Center in Austin, Texas, the Hedwig Village Shopping Center in Houston, Texas, the McMinn Plaza Shopping Center in Athens, Tennessee or the Southwest Walgreens Shopping Center in Phoenix, Arizona (each, an "Unencumbered Property") (provided that such Properties have not become Pool Properties), Borrower shall pay to Lender one-half (1/2) of the net sales or refinancing proceeds, simultaneously with the closing of such sale or refinancing, to be applied to amounts outstanding under the Credit Facility.

          (d) With regard to the sale of any of the Pool Properties or Unencumbered Properties, Borrower shall provide Lender, without request therefor, copies of all sales contracts, settlement statements and any other documents relating to such sales or contracts for sales as Lender may request. With regard to financing or refinancing of the Pool Properties, the Unencumbered Properties or any other properties owned by Borrower, Borrower shall provide Lender, without request therefor, copies of all term sheets, commitment letters, loan agreements, settlement statements and any other documents relating to such financings or refinancings as Lender may request.

3.10 Modification of Definition of Permitted Distributions. The definition of Permitted Distributions in Section 1.1 is amended and restated in its entirety to read as follows:

     "Permitted  Distributions"  means an amount not exceeding 95% of Borrower's
     Funds  from  Operations  during  the  immediately   preceding   consecutive
     four-fiscal quarter period.

3.11 Modification of Negative Pledge. Section 7.13 of the Original Credit Agreement is amended by adding the following sentence at the end of such section:

     Without the prior written consent of Lender, which consent shall not unreasonably be withheld, Borrower (and any Subsidiary of Borrower) shall not incur any indebtedness, whether secured or unsecured, other than indebtedness existing as of January 31, 2001.

3.12 Modification of Section 7.19. Section 7.19 of the Original Credit Agreement is amended and restated in its entirety to read as follows:

     Should Robert W. Scharar cease to be an executive officer of Borrower, Borrower shall replace such vacancy with a person reasonably acceptable to the Majority Lenders within one hundred twenty (120) days after the vacancy shall occur.

3.13 Limited Exclusions from EBITDA. For purposes of calculating EBITDA in Sections 3.14, 3.15 and 3.16 hereof (and only those Sections), Borrower shall be permitted to exclude up to Five Hundred Thousand and No/100 Dollars ($500,000.00) in Extraordinary G&A Expenses per quarter. "Extraordinary G&A Expenses" means reasonable fees paid to (a) Borrower's advisor (First Union), (b) fees reasonably incurred by Borrower for its trust manager and legal counsel relating to the formation and operation of Borrower's internal litigation review committee, and (c) other extraordinary non-litigation related legal fees expressly approved by Lender prior to Borrower's including the same within Extraordinary G&A Expenses.

3.14 Modification of Section 8.2. Section 8.2 of the Original Credit Agreement is amended and restated in its entirety to read as follows:

     Borrower shall not at any time permit the ratio of (a) Total Liabilities of Borrower and its Consolidated Subsidiaries to (b) Gross Asset Value of Borrower and its Consolidated Subsidiaries to exceed 0.65 to 1.0.

3.15 Modification of Section 8.4. Section 8.4 of the Original Credit Agreement is amended and restated in its entirety to read as follows:

     Borrower shall not permit the ratio of (a) EBITDA of Borrower and its Consolidated Subsidiaries to (b) Interest Expense of Borrower and its Consolidated Subsidiaries for any consecutive four-fiscal quarter period to be less than 1.90 to 1.0 at the end of such period.

3.16 Modification of Section 8.5. Section 8.5 of the Original Credit Agreement is amended and restated in its entirety to read as follows:

     Borrower shall not permit the ratio of (a) EBITDA of Borrower and its Consolidated Subsidiaries to (b) the sum of Debt Service of Borrower and its Consolidated Subsidiaries plus the Capital Expenditures Reserve for all Properties (prorated for the period owned if such period is less than one year) for any consecutive four-fiscal quarter period to be less than 1.60 to 1.0 for such period.

3.17 Modification of Section 7.7. Section 7.7 of the Original Credit Agreement is amended and restated in its entirety to read as follows:

     (a) Without the prior written consent of the Majority Lenders which shall not be unreasonably withheld, Borrower shall not acquire a Substantial Amount of the assets of, or make any Investment of a Substantial Amount in, any other Person and (i) after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and
          (ii) at the time Borrower requests Lenders' consent, Borrower shall have delivered to Agent and Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing Borrower's continued compliance with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Article VIII., after giving effect to such acquisition or Investment.

     (b) Without the prior written consent of the Majority Lenders which shall not be unreasonably withheld, Borrower shall not permit any Subsidiary
          (a) to consolidate or merge with or into, acquire a Substantial Amount of the assets of, or make any Investment of a Substantial Amount in, any other Person or (b) sell, lease or otherwise transfer, directly or indirectly, and whether by one or a series of related transactions, a Substantial Amount of its assets (including capital stock or other securities of Subsidiaries) to any other Person and (i) after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; (ii) in the case of a consolidation or merger by a Subsidiary, such Subsidiary is the survivor thereof; and (iii) at the time Borrower requests Lenders' consent, Borrower shall have delivered to Agent and Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing Borrower's continued compliance with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in
          Article VIII., after giving effect to such consolidation, merger, acquisition, Investment, sale, lease or other transfer by a Subsidiary.

     (c) The Loans and all other Obligations and an amount equal to the Stated Amount of all Letters of Credit then outstanding shall be accelerated and become immediately due and payable, without presentment, demand, protest or notice of intention to accelerate or any other notice, all of which are hereby expressly waived by Borrower, upon the occurrence of an "Accelerating Transfer". For the purposes of this Section 7.7(c), the term "Accelerating Transfer" means any transfer or transfers, whether by Borrower or any other Person or Persons, of Shares possessing, in the aggregate, more than fifty percent (50%) of the voting power or more than fifty percent (50%) of the direct or indirect beneficial interest of Borrower, in one transaction or a series of transactions.

4. FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Lender all of the relevant formation and organizational documents of Borrower, of the partners or joint venturers of Borrower (if any), and of all guarantors of the Credit Facility (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Lender.

5. HAZARDOUS SUBSTANCES. Without in any way limiting any other provision of this Sixth Modification Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting "Hazardous Substances"; and
     (ii) each and every covenant and indemnity in the Loan Documents respecting "Hazardous Substances".

6. ACKNOWLEDGMENT BY BORROWER. Borrower hereby acknowledges, agrees and represents that:

     (i) Borrower is indebted to Lender pursuant to the terms of the Revolving Credit Notes and the Original Credit Agreement as modified hereby;

     (ii) the liens, security interests and assignments created and evidenced by the Loan Documents, including but not limited to this Sixth Modification Agreement and the Loan Documents expressly required in connection herewith, are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in all Loan Documents; and such liens, security interests and assignments are given as security for all indebtedness evidenced by all of the Loan Documents;

     (iii)there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents;

     (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Property, the Loan Documents or Lender's performance under the Loan Documents or with respect to the Property;

     (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower and third parties, as of the date hereof; and

     (vi) To the best of Borrower's knowledge and belief, Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents. To the extent Borrower now has any claims, offsets, defenses or counterclaims against Lender or the repayment of all or a portion of the Credit Facility, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

7. NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Sixth Modification Agreement shall alter or affect any provision, condition, or covenant contained in the Revolving Credit Notes or other Loan Document or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Revolving Credit Notes and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

8. MISCELLANEOUS. This Sixth Modification Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of Texas, except if preempted by federal law, and except as expressly provided in the Mortgages covering Property located in states other than Texas. In any action brought or arising out of this Sixth Modification Agreement or the Loan Documents, Borrower, and the general partners and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of Texas and also consent to the service of process by any means authorized by Texas or federal law. The headings used in this Sixth Modification Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Sixth Modification Agreement. All capitalized terms used herein, which are not defined herein, shall have the meanings given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Sixth Modification Agreement. If any provision of this Sixth Modification Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Sixth Modification Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Sixth Modification Agreement or any amendments or exhibit hereto.

9. INTEGRATION; INTERPRETATION. THIS SIXTH MODIFICATION AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.

10. WAIVER OF CONSUMER RIGHTS. BORROWER HEREBY WAIVES BORROWER'S RIGHTS UNDER THE PROVISIONS OF CHAPTER 17, SUBCHAPTER E, SECTION 17.41 THROUGH 17.63 INCLUSIVE OF THE TEXAS BUSINESS AND COMMERCE CODE, GENERALLY KNOWN AS THE "DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT", A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BORROWER'S OWN SELECTION, BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. IT IS THE INTENT OF LENDER AND BORROWER THAT THE RIGHTS AND REMEDIES WITH RESPECT TO THIS TRANSACTION SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT. THE WAIVER SET FORTH HEREIN SHALL EXPRESSLY SURVIVE THE TERMINATION OF THE REFERENCED TRANSACTION. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER (i) IS A BUSINESS CONSUMER, (ii) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BORROWER TO EVALUATE THE MERITS AND RISKS OF THE SUBJECT TRANSACTION, (iii) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THE SUBJECT TRANSACTION, AND (iv) HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL (WHO WAS NOT, DIRECTLY OR INDIRECTLY, IDENTIFIED, SUGGESTED OR SELECTED BY LENDER OR LENDER S AGENTS) IN CONNECTION WITH THE REFERENCED TRANSACTION.


     IN WITNESS WHEREOF, Borrower and Lender have caused this Sixth Modification Agreement to be duly executed in multiple counterpart originals as of the date first above written.

                                        LENDER/BENEFICIARY

                                        WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION



                                        By:
                                        Name: David C. Williams
                                        Title:  Vice President



                                        BORROWER/GRANTOR

                                        UNITED INVESTORS REALTY TRUST,
                                        a Texas real estate investment trust



                                        By:/s/ R. Steven Hamner
                                           -------------------------------------
                                           Name: R. Steven Hamner
                                           Title:Vice President, Treasurer and
                                                 Chief Financial Officer


STATE OF TEXAS

COUNTY OF

     This instrument was ACKNOWLEDGED before me on _____________, 2001, by R. Steven Hamner, the Vice President, Treasurer and Chief Financial Officer of UNITED INVESTORS REALTY TRUST, a Texas real estate investment trust, on behalf of said trust.


[S E A L]
My Commission Expires:                   Notary Public - State of Texas


                                         Printed Name of Notary Public